UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  November 21, 2023

AULT ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AULT	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	AULT PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2023, Ault Alliance, Inc., a Delaware corporation (the “Company”) filed a Certificate of Designations of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Series C Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series C convertible preferred stock (the “Series C Convertible Preferred Stock”).

The material terms of the Series C Convertible Preferred Stock are summarized below.

Description of the Series C Convertible Preferred Stock

Conversion Rights

Each share of Series C Convertible Preferred Stock has a stated value of $1,000.00 and is convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a conversion price equal to the greater of (i) $0.10 per share (the “Floor Price”), and (ii) the lesser of (A) $0.2098, which represents 105% of the volume weighted average price of the Common Stock during the ten trading days immediately prior to November 6, 2023 (the “Execution Date”), or (B) 105% of the volume weighted average price of the Common Stock during the ten trading days immediately prior to the date of conversion (the “Conversion Price”). The Conversion Price is subject to adjustment in the event of an issuance of Common Stock at a price per share lower than the Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events. The Floor Price, however, shall not be adjusted for stock dividends, stock splits, stock combinations or other similar transactions.

Voting Rights

The holders of the Series C Convertible Preferred Stock are entitled to vote with the Common Stock as a single class on an as-converted basis, subject to applicable law provisions of the Delaware General Company Law (the “DGCL”) and the NYSE American (the “Exchange”), provided however, that for purposes of complying with Exchange regulations, the conversion price, for purposes of determining the number of votes the holder of Series C Convertible Preferred Stock is entitled to cast, shall not be lower than $0.123 (the “Voting Floor Price”), which represents the closing sale price of the Common Stock on the trading day immediately prior to the Execution Date. The Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

In addition, after stockholder approval has been obtained, Ault & Company, Inc., a Delaware corporation (the “Purchaser”) will be entitled to elect such number of directors to the Company’s Board of Directors as shall be equal to a percentage determined by dividing (i) the number of shares of Common Stock issuable upon conversion of the Series C Convertible Preferred Stock then owned by the Purchaser (the “Conversion Shares”), by (ii) the sum of the number of shares of Common Stock then outstanding plus the number of Conversion Shares.

Dividend Rights

The holders of Series C Convertible Preferred Stock are entitled to cumulative cash dividends at an annual rate of 9.5%, or $95.00 per share, based on the stated value per share. Dividends shall accrue from the date of closing of the Securities Purchase Agreement dated November 6, 2023 by and between the Company and the Purchaser (the “Closing Date”), until the 10-year anniversary of the Closing Date and are payable quarterly in arrears. For the first two years, the Company may elect to pay the dividend amount in Common Stock rather than cash, with the number of shares of Common Stock issued at the Conversion Price at the date that the dividend payment is due. Dividends will accrue regardless of the Company’s earnings or funds availability and will not exceed the full cumulative dividends. If dividends are in arrears for one or more periods where dividends are to be paid and the Purchaser is contractually required to pay any penalties or damages as a result of the failure of the Company to pay such dividend, the dividend rate will increase to 12% per annum (equivalent to $120.00 per annum per share) and will be paid either in cash or additional shares of Series C Convertible Preferred Stock (if the Common Stock is then listed on a national securities exchange) or if not, freely tradeable Common Stock.

Liquidation Rights

In the event of liquidation, dissolution, or winding up of the Company, the holders of Series C Convertible Preferred Stock have a preferential right to receive an amount equal to the stated value per share of Series C Convertible Preferred Stock before any distribution to other classes of capital stock. If the assets are insufficient, the distribution will be prorated among the holders of Series C Convertible Preferred Stock. The remaining assets will be distributed pro rata to the holders of outstanding Common Stock and all holders of Series C Convertible Preferred Stock as if they had converted their Series C Convertible Preferred Stock into Common Stock. The Series C Convertible Preferred Stock rank senior over other classes of preferred stock, including the Series A, B and D Preferred Stock. Additionally, any transaction that constitutes a change of control transaction shall be deemed to be a liquidation under the Series C Certificate of Designations.

The foregoing description of the Series C Certificate of Designations does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the document which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
3.1	Certificate of Designations of Preferences, Rights and Limitations of Series C Convertible Preferred Stock, dated November 15, 2023.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT ALLIANCE, INC.

Dated: November 21, 2023	/s/ Henry Nisser
Henry Nisser President and General Counsel